UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

APRIL 18, 2005

Date of Report (date of Earliest Event Reported)

ISOLAGEN, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-31564	87-0458888
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

102 PICKERING WAY, EXTON, PENNSYLVANIA 19341

(Address of principal executive offices and zip code)

(484) 875-3099

 (Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Item 1.01                                             Entry into a Material Definitive Agreement.

Isolagen, Inc. (“Isolagen”) and Mr. Martin E. Schmieg entered into an employment agreement (the “Agreement”) pursuant to which Mr. Schmieg agreed to serve as Isolagen’s chief financial officer and senior vice president from April 18, 2005 until April 17, 2008.  The Agreement provides for annual salary of $275,000, and a merit-based bonus to be determined by Isolagen’s Compensation Committee based upon mutually agreeable criteria.  Under the Agreement, Mr. Schmieg was granted a five-year option to purchase 300,000 shares of Isolagen common stock at an exercise price equal to the closing of the common stock on the date of grant, which vests ratably on an annually basis over three years.  Upon termination of the Agreement by the Company for a reason other than for cause or upon the death or disability of Mr. Schmieg, Mr. Schmieg is entitled to a severance payment equal to his base salary for the lesser of six months or the remainder of the term of the Agreement.  During any period in which severance payments are being made, Mr. Schmieg has agreed not to compete with Isolagen.

Item 3.02                                             Unregistered Sales of Equity Securities.

See Item 1.01 for a discussion of the option issued to Mr. Schmieg, which security was issued pursuant to the exemption from registration set forth in Section 4(2) of the Securities Act of 1933, as amended.

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a)                                  Not applicable.

(b)                                 Not applicable.

(c)                                  (1)                                  On April 18, 2005, Isolagen appointed Mr. Schmieg to serve as Isolagen’s chief financial officer and senior vice president.

(2)                                  Mr. Schmieg, age 43, has not served with Isolagen in any capacity prior to his appointment as chief financial officer and senior vice president.  There are no familial relationships between Mr. Schmieg and any director or executive officer of Isolagen.  Mr. Schmieg served as Senior Vice President and Chief Financial Officer of Sirna Therapeutics, Inc. from August 2004 to April 2005.  Mr. Schmieg served as Senior Vice President and Chief Financial Officer at Advanced Bionics Corporation from September 2003 to May 2004. Mr. Schmieg was a consultant for St. Clair CPA’s, a consulting firm, from September 2002 until August 2003.  Mr. Schmieg was the founder and President of MSMTC, Inc., a consulting firm, from September 2000 to September 2002. Mr. Schmieg served as Executive Vice President of Cytometrics, Inc. from October 1992 to August 2000.  Mr. Schmieg is a graduate of La Salle University.

(3)                                  See Item 1.01 for a discussion of the employment agreement between Isolagen and Mr. Schmieg.

(d)                                 Not applicable.

Item 9.01                Financial Statements and Exhibits

(a)                                  Not applicable.

(b)                                 Not applicable.

(c)                                  Exhibits.

10.1                           Employment Agreement between Isolagen and Martin Schmieg.

99.1                           Press release dated April 19, 2005

[THE SIGNATURE PAGE FOLLOWS.]

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISOLAGEN, INC.

Date: April 22, 2005	By:	/s/ Martin Schmieg
Martin Schmieg